Income Taxes	12 Months Ended
Dec. 31, 2013
Income Taxes
Income Taxes

15. Income Taxes

        The Company accounts for income taxes under the asset and liability method. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the difference is expected to reverse. Additionally, the impact of changes in the tax rates and laws on deferred taxes, if any, is reflected in the financial statements in the period of enactment.

        The components of our deferred tax assets and deferred tax liabilities as of December 31, 2013 and December 31, 2012 are presented in the table below. Total current deferred income taxes are included in prepaid expense and other in the accompanying consolidated balance sheets:

	Year Ended December 31,
	2013	2012
	(in millions)
Current deferred income tax assets (liabilities):
Allowance for doubtful accounts	$2.0	$0.9
Other	0.7	0.7
Valuation allowance	(0.8)	(1.6)

Total current deferred income tax assets	$1.9	$—

Non-current deferred income tax assets (liabilities):
Net operating loss carryforwards	$147.4	$137.5
Deferred revenue	(0.5)	0.3
Depreciation and amortization	(117.7)	(131.7)
Franchise operating rights	(298.7)	(298.7)
Investment marked to market	5.4	5.3
Other	—	0.3
Valuation allowance	(42.5)	(11.7)

Total noncurrent deferred income tax liabilities	$(306.6)	$(298.7)
Total net deferred tax liabilities	(304.7)	(298.7)

        The income tax expense (benefit) from continuing operations consisted of the following for the years ended December 31, 2013, 2012 and 2011:

	Year ended December 31,
	2013	2012	2011
	(in millions)
Current tax expense
Federal	$—	$—	$—
State	0.1	—	0.1

Total Current	0.1	—	0.1

Deferred tax provision (benefit)
Federal	5.8	(0.6)	—
State	0.3	(0.1)	(3.3)

Total Deferred	6.1	(0.7)	(3.3)

Income tax expense (benefit), net	$6.2	$(0.7)	$(3.2)

        A reconciliation of the income tax provision computed at statutory tax rates to the income tax provision for the years ended December 31, 2013, 2012 and 2011 are as follows:

	Year ended December 31,
	2013	2012	2011
	(in millions)
Statutory Federal income taxes	$(54.3)	$(39.3)	$6.8
State income taxes	4.5	(1.9)	(3.1)
Loss generated by partnership not subject to federal income tax	27.5	26.9	(6.9)
Other	(1.4)	0.2	—
Change in valuation allowance	29.9	13.4	—

Income tax expense (benefit), net	$6.2	$(0.7)	$(3.2)

        The Company's C corporation subsidiaries file income tax returns in the U.S. federal jurisdiction, and various state jurisdictions. For federal tax purposes, the Company's C corporation subsidiaries' 2010 through 2013 tax years remain open for examination by the tax authorities under the normal three year statute of limitations. Generally, for state tax purposes, the Company's C corporation subsidiaries' 2010 through 2013 tax years remain open for examination by the tax authorities under a three year statute of limitations. Should the Company's C corporation subsidiaries utilize any of their U.S. or state loss carryforwards, their carryforward losses, which date back to 1995, would be subject to examination.

        At December 31, 2013, the Company had available federal net operating loss carryforwards related to its C corporation subsidiaries of approximately $395.6 million that expire from 2014 to 2033. Approximately $320.9 million, of this carryforward is subject to annual limitations due to a change in ownership of the Company as defined in the Internal Revenue Code. The Company also had various state net operating loss carryforwards related to its C corporation subsidiaries totaling approximately $811.9 million. Of this amount, approximately $724.3 million is subject to an annual limitation due to an ownership change of the Company. Unless utilized, the state carryforwards expire from 2014 to 2033. For 2013, the Company has recorded a total valuation allowance of $43.3 million against its deferred tax assets including the operating loss carryforwards.

        Unrecognized tax benefits of $0.5 million at December 31, 2013, if recognized, would reduce our annual effective tax rate offset by deferred tax assets recorded for uncertain tax positions.

        Interest and penalties related to income tax liabilities are included in income tax expense in the consolidated statement of operations. As of December 31, 2013, 2012 and 2011, we have not recorded any penalties and interest and do not have any accrued balance of penalties and interest.

        Unrecognized tax benefits consist primarily of tax positions related to issues associated with the acquisition of Knology. We do not believe that it is reasonably possible that a significant decrease in unrecognized tax benefits will occur in the next twelve months.